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                                                                    Exhibit 10.6

                                 LEASE AGREEMENT

         This Lease, executed in duplicate at Palo Alto, California, this 6th day of December 1996, by and between:

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PARTIES                             Zappettini Investment Co.

                                    and

                                    Iridex Corporation

                                    hereinafter called respectively Lessor and
                                    Lessee, without regard to number or gender,


PREMISES                                      1. WITNESSETH: That Lessor hereby
                                    leases to Lessee, and Lessee hires from
                                    Lessor, those certain premises, hereinafter
                                    in this lease designated as "the Premises",
                                    with the appurtenances, situated in the City
                                    of Mountain View, County of Santa Clara,
                                    State of California, and more particularly
                                    described as follows, to-wit:

                                    An appropriate 37,166 square foot industrial building located on 2.69 acre lot and commonly referred to as 1212 Terra Bella, Mountain View, California.

USE                                          2. The Premises shall be used and
                                    occupied by Lessee for design, testing,
                                    manufacturing, assembly, sales, office,
                                    administration, research and development and
                                    other legal uses ancillary thereto and for
                                    no other purpose without the prior written
                                    consent of Lessor.

TERM                                         3. The term shall be for 5 (five)
                                    years, commencing on the 1st day of March,
                                    1997, (the "Commencement Date") and ending
                                    on the 28th day of February, 2002.


RENTAL                                       4. Rent shall be payable to the
                                    Lessor without deduction or offset at such
                                    place or places as may be designated from
                                    time to time by the Lessor as follows:

                                    Thirty Three Thousand One Hundred Eighty Two
                                    and 60/100ths Dollars ($33,182.60) upon
                                    execution of this Lease representing rental
                                    due March 1, 1997. $33,182.60 shall be due
                                    on April 1, 1997 and on the 1st day of each
                                    and every succeeding month through August
                                    1st 1997. Forty Thousand Eight Hundred
                                    Eighty Two and 60/100ths ($40,882.60) shall
                                    be due on September l, 1997 and on the 1st
                                    day of each and every succeeding month
                                    through February 1, 1999. Forty
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                                    Two Thousand Seven Hundred Forty and
                                    90/100ths Dollars ($42,740.90) shall be due
                                    on March 1, 1999 and on the 1st day of each
                                    and every succeeding month through February
                                    1, 2000. Forty Four Thousand Five Hundred
                                    Ninety Nine and 20/100ths dollars
                                    ($44,599.20) shall be due on March 1, 2000
                                    and on the 1st day of each and every
                                    succeeding month through February 1, 2001.
                                    Forty Six Thousand Four Hundred Fifty Seven
                                    and 50/100ths Dollars ($46,457.50) shall be
                                    due on March 1, 2001 and on the 1st day of
                                    each and every succeeding month through
                                    February 1, 2002.

SECURITY DEPOSIT                             5. Lessee has deposited with Lessor
                                    $46,457.50 as security for the full and
                                    faithful performance of each and every term,
                                    provision, covenant and condition of this
                                    Lease. In the event Lessee defaults in
                                    respect of any of the terms, provisions,
                                    covenants or conditions of this Lease,
                                    including, but not limited to the payment of
                                    rent, Lessor may use, apply or retain the
                                    whole or any part of such security for the
                                    payment of any rent in default or for any
                                    other sum which Lessor may spend or be
                                    required to spend by reason of Lessee's
                                    default. Should Lessee faithfully and fully
                                    comply with all of the terms, provisions,
                                    covenants and conditions of this Lease, the
                                    security of any balance thereof shall be
                                    returned to Lessee or, at the option of
                                    Lessor, to the last assignee of Lessee's
                                    interest in this Lease at the expiration of
                                    the term hereof. Lessee shall not be
                                    entitled to any interest on said security
                                    deposit.


POSSESSION                                   6. If Lessor, for any reason
                                    whatsoever, cannot deliver possession of the
                                    Premises to Lessee at the commencement of
                                    the said term, as hereinbefore specified,
                                    this Lease shall not be void or voidable,
                                    nor shall Lessor, or Lessor's agents, be
                                    liable to Lessee for any loss or damage
                                    resulting therefrom; but in that event the
                                    commencement and termination dates of the
                                    Lease and all other dates affected thereby
                                    shall be revised to conform to the date of
                                    Lessor's delivery possession.(*) (*) See
                                    Addendum attached


                                             7. By entry hereunder, the Lessee
ACCEPTANCE OF                       accepts the Premises as being in good and
PREMISES AND CONSENT                satisfactory condition, unless within
TO SURRENDER                        forty-five (45) days after such entry Lessee
                                    shall give Lessor written notice specifying
                                    in reasonable detail the respects in which
                                    the Premises were not in satisfactory
                                    condition.(*) The Lessee agrees on the last
                                    day of the term hereof, or on sooner
                                    termination of this Lease, to surrender the
                                    premises, together with all alterations,
                                    additions, and improvements which may have
                                    been made in, to, or on the Premises by
                                    Lessor or Lessee, unto Lessor in the same
                                    good condition as at Lessee's entry into the
                                    Premises excepting for such wear and tear as
                                    would be normal for the period of the
                                    Lessee's occupancy and
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                                    casualty. The Lessee, on or before the end
                                    of the term or sooner termination of this
                                    Lease, shall remove all Lessee's personal
                                    property and trade fixtures from the
                                    premises and all property not so removed
                                    shall be deemed to be abandoned by the
                                    Lessee. If the Premises be not surrendered
                                    at the end of the term or sooner termination
                                    of this Lease, the Lessee shall indemnify
                                    the Lessor against loss or liability
                                    resulting from delay by the Lessee in so
                                    surrendering the Premises including, without
                                    limitation, any claims made by any
                                    succeeding tenant founded on such delay. (*)
                                    (*) See Addendum attached

USES PROHIBITED                              8. Lessee shall not commit, or
                                    suffer to be committed, any waste upon the
                                    Premises, or any nuisance, or other act or
                                    thing which may disturb the quiet enjoyment
                                    of any other tenant in or around the
                                    buildings in which the Premises may be
                                    located, or allow any sale by auction upon
                                    the Premises, or allow the Premises to be
                                    used for any improper, immoral, unlawful or
                                    objectionable purpose, or place any loads
                                    upon the floor, walls, or roof which
                                    endanger the structure, or place any harmful
                                    liquids in the drainage system of the
                                    building. No waste materials or refuse shall
                                    be dumped upon or permitted to remain upon
                                    any part of the Premises outside of the
                                    building proper. No materials, supplies,
                                    equipment, finished products or
                                    semi-finished products, raw materials or
                                    articles of any nature shall be stored upon
                                    or permitted to remain on any portion of the
                                    Premises outside of the buildings proper.

ALTERATIONS AND ADDITIONS                    9. The lessee shall make no
                                    alternations, additions or improvements to
                                    the Premises or any part thereof without
                                    first obtaining the prior written consent of
                                    the Lessor, which consent shall not be
                                    unreasonably withheld or delayed. The Lessor
                                    may impose as a condition to the aforesaid
                                    consent such requirements as Lessor may deem
                                    necessary in Lessor's sole discretion
                                    including without limitation thereto, a
                                    right of approval of the contractor by whom
                                    the work is to be performed which approval
                                    shall not be unreasonably withheld or
                                    delayed, the times during which it is to be
                                    accomplished, and the requirement that upon
                                    written request of Lessor prior to the
                                    expiration or earlier termination of the
                                    Lease, Lessee will remove any or all
                                    improvements or additions to the Premises
                                    installed at Lessee's expense.(*) All such
                                    alterations, additions or improvements not
                                    specified to be removed shall at the
                                    expiration of earlier termination of the
                                    lease become the property of the Lessor and
                                    remain upon and be surrendered with the
                                    Premises. All movable furniture, business
                                    and trade fixtures, and machinery and
                                    equipment shall remain the property of the
                                    Lessee and may be removed by the Lessee at
                                    any time during the Lease term when Lessee
                                    is not in default hereunder. Items which are
                                    not to be deemed as movable
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                                    furniture, business and trade fixtures, or
                                    machinery and equipment shall include
                                    heating, lighting, electrical systems, air
                                    conditioning, permanent partitioning,
                                    carpeting, or any other installation which
                                    has become an integral part of the
                                    Premises.(**) The Lessee will at all times
                                    permit notices of non-responsibility to be
                                    posted and to remain posted until the
                                    completion of alterations or additions which
                                    have been approved by the Lessor. (*) & (**)
                                    SEE ADDENDUM ATTACHED


MAINTENANCE OF PREMISES                      10. Lessee shall, at Lessee's sole
                                    cost, keep and maintain the Premises and
                                    appurtenances and every part thereof,
                                    including but not limited to, glazing,
                                    sidewalks, parking areas, including
                                    resealing the parking lot approximately
                                    every three (3) years, plumbing, electrical
                                    systems, heating and air conditioning
                                    installations, any store front, roof
                                    covering - unless it is not feasible to
                                    repair the existing roof covering and a new
                                    roof covering is required, and the interior
                                    of the Premises in good order, condition,
                                    and repair. Lessor at Lessor's sole cost and
                                    expense shall maintain the exterior of the
                                    walls, and structural portions of the roof,
                                    foundations, walls, and floors except for
                                    any repairs caused by the wrongful act of
                                    the Lessee and Lessee's agents. The Lessor
                                    will replace the roof covering if repairs to
                                    said covering are no longer economically
                                    feasible in the judgment of roofing experts,
                                    and provided that said replacement is not
                                    made necessary by acts of the Lessee and
                                    Lessee's agents. The Lessee shall water,
                                    maintain and replace, when necessary, any
                                    shrubbery and landscaping provided by the
                                    Lessor on the Premises. The Lessee expressly
                                    waives the benefits of any statute now or
                                    hereafter in effect which would otherwise
                                    afford the Lessee the right to make repairs
                                    at Lessor's expense or to terminate this
                                    lease because of Lessor's failure to keep
                                    the Premises in good order, conditions or
                                    repair. (***) (***) SEE ADDENDUM ATTACHED


INSURANCE                                    11. Lessee shall not use, or permit
                                    the Premises, or any part thereof, to be
                                    used, for any purposes other than that for
                                    which the Premises are hereby leased; and no
                                    use shall be made or permitted to be made on
                                    the Premises, nor acts done, which will
                                    cause a cancellation of any insurance policy
                                    covering said building, or any part thereof,
                                    nor shall Lessee sell or permit to be kept,
                                    used or sold, in or about the Premises, any
                                    article which may be prohibited by the
                                    standard form of fire insurance policies.
                                    Lessee shall, at his sole cost and expense,
                                    comply with any and all requirements,
                                    pertaining to the Premises, of any insurance
                                    organization or company, necessary for the
                                    maintenance of reasonable fire and public
                                    liability insurance, covering said building
                                    and appurtenances.

                                             11.1 Lessee shall, at its expense,
                                    obtain and keep in force
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                                    during the term of this Lease a policy of
                                    comprehensive public liability insurance
                                    insuring Lessee, Lessor, and any third
                                    parties named by Lessor which may include
                                    Lessor's lender, against liability for
                                    personal injury, bodily injury, death and
                                    damage to property arising out of the
                                    condition, use, occupancy or maintenance of
                                    the Premises. Such insurance policy shall
                                    have a combined single limit for both bodily
                                    injury and property damage in an amount not
                                    less than One Million Dollars
                                    ($1,000,000.00). The limits of said
                                    insurance shall not limit the liability of
                                    Lessee hereunder.

                                             11.2 Lessee shall, at its expense,
                                    keep in force during the term of this Lease, a policy of fire and property damage insurance in an "all risk" form with a sprinkler leakage endorsement, insuring
                                    Lessee's inventory, fixtures, equipment and personal property within the Premises for the full replacement value thereof.

                                             11.3 Lessor shall maintain a policy
                                    or policies of fire and property damage
                                    insurance in an "all risk" form, with
                                    sprinkler and, at the option of the Lessor, earthquake endorsements, covering loss or damage to the building, including Lessee's leasehold improvements installed with the written consent of the Lessor for the full replacement cost thereof.

                                             11.4 Lessee shall pay to Lessor as
                                    additional rent, during the term hereof, upon receipt of an invoice therefore, 100 percent of the premiums for any insurance obtained by Lessor pursuant to 11.3 above.
                                    Lessor may obtain such insurance for the Building separately, or together with other buildings and improvements which Lessor elects to insure together under blanket policies of insurance. In such case Lessee shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease. If Lessor carries earthquake insurance, Lessee's obligation to reimburse
                                    Lessor for premiums shall not exceed
                                    $20,000.00 annually.

                                             11.5 Notwithstanding anything to
                                    the contrary in this Lease, Lessee and
                                    Lessor each hereby waives any and all rights
                                    of recovery against the other, or against
                                    the officers, directors, employees,
                                    partners, agents and representatives of the
                                    other, for loss of or damage to the property
                                    of the waiving party or the property of
                                    others under its control, to the extent such
                                    loss or damage is insured against under any
                                    insurance policy carried by Lessor or Lessee
                                    hereunder. Each party shall notify their
                                    respective insurance carriers of this
                                    waiver.
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ABANDONMENT                                  12. Lessee shall not abandon the
                                    Premises at any time during the term; and if
                                    Lessee shall abandon, or surrender the
                                    premises, or be dispossessed by process of
                                    law, or otherwise, any personal property
                                    belonging to Lessee and left on the Premises
                                    shall be deemed to be abandoned, at the
                                    option of Lessor.





FREE FROM LIENS                              13. Lessee shall keep the Premises
                                    and the property in which the premises are
                                    situated, free from any liens arising out of
                                    any work performed, materials furnished, or
                                    obligations incurred by Lessee.





COMPLIANCE WITH GOVERNMENTAL
REGULATIONS                                  14. Lessee shall, at his sole cost
                                    and expense, comply with all of the
                                    requirements of all Municipal, State and
                                    Federal authorities now in force, or which
                                    may hereafter be in force, pertaining to the
                                    Premises, and shall faithfully observe in
                                    the use of the Premises all Municipal
                                    ordinances and State and Federal statutes
                                    now in force or which may hereafter be in
                                    force. The judgment of any court of
                                    competent jurisdiction, or the admission of
                                    Lessee in any action or proceeding against
                                    Lessee, whether Lessor be a party thereto or
                                    not, that Lessee has violated any such
                                    ordinance or statute in the use of the
                                    Premises, shall be conclusive of that fact
                                    as between Lessor and Lessee.(*) SEE
                                    ADDENDUM ATTACHED.





INDEMNIFICATION                              15. The Lessee, as a material part
OF LESSOR AND                       of the consideration to be rendered to the
LESSEE'S LIABILITY                  Lessor, hereby waives all claims against the
INSURANCE                           Lessor for damages to goods, wares and
                                    merchandise, and all other personal property
                                    in, upon, or about the Premises and for
                                    injuries to persons in or about the
                                    Premises, from any cause arising at any
                                    time, excepting claims arising from the
                                    Lessor's negligence and willful misconduct
                                    or breach of this Lease and the Lessee will
                                    hold the Lessor exempt and harmless from any
                                    damage or injury to any person, or to the
                                    goods, wares and merchandise and all other
                                    personal property of any person, arising
                                    from the use of the Premises by the Lessee,
                                    or from the failure of the Lessee to keep
                                    the Premises in good condition and repair,
                                    as herein provided.





ADVERTISEMENTS AND SIGNS                     16. Lessee will not place or permit
                                    to be placed, in, upon or about the Premises
                                    any unusual or extraordinary signs, or any
                                    signs not approved by the city or other
                                    governing authority. The Lessee will not
                                    place, or permit to be placed, upon the
                                    Premises, any signs, advertisements or
                                    notices without the written consent of the
                                    Lessor first had and obtained.(*) Any sign
                                    so placed on the Premises shall be so placed
                                    upon the understanding and agreement that
                                    Lessee will remove same at the termination
                                    of the tenancy herein created and repair any
                                    damage or injury to the Premises caused
                                    thereby, and if not so removed by Lessee
                                    then Lessor may have same so removed at
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                                    Lessee's expense. (*) SEE ADDENDUM ATTACHED


UTILITIES                                    17. Lessee shall pay for all water,
                                    gas, heat, light, power, telephone service
                                    and all other service supplied to the
                                    Premises.


ATTORNEY'S FEES                              18. In case suit should be brought
                                    for the possession of the Premises, for the
                                    recovery or any sum due hereunder, or
                                    because of the breach of any other covenant
                                    herein, the losing party shall pay to the
                                    prevailing party a reasonable attorney's
                                    fee, which shall be deemed to have accrued
                                    on the commencement of such action and shall
                                    be enforceable, whether or not such action
                                    is prosecuted to judgment.


DEFAULT                                      19. In the event of any breach of
                                    this Lease by the Lessee, or an abandonment
                                    of the Premises by the Lessee, the Lessor
                                    has the option of 1) removing all persons
                                    and property from the Premises and
                                    repossessing the Premises in which case any
                                    of the Lessee's property which the Lessor
                                    removes from the Premises may be stored in a
                                    public warehouse or, elsewhere at the cost
                                    of, and for the account of Lessee, or 2)
                                    allowing the Lessee to remain in full
                                    possession and control of the Premises. If
                                    the Lessor chooses to repossess the
                                    Premises, the Lease will automatically
                                    terminate in accordance with provisions of
                                    the California Civil Code, Section 1951.2.
                                    In the event of such termination of the
                                    Lease, the Lessor may recover from the
                                    Lessee: 1) the worth at the time of award of
                                    the unpaid rent which had been earned at the
                                    time of termination including interest at 7%
                                    per annum; 2) the worth at the time of award
                                    of the amount by which the unpaid rent which
                                    would have been earned after termination
                                    until the time of award exceeds the amount
                                    of such rental loss that the Lessee proves
                                    could have been reasonably avoided including
                                    interest at 7% per annum; 3) the worth at
                                    the time of award of the amount by which the
                                    unpaid rent for the balance of the term
                                    after the time of award exceeds the amount
                                    of such rental loss that the Lessee proves
                                    could be reasonably avoided; and 4) any
                                    other amount necessary to compensate the
                                    Lessor for all the detriment proximately
                                    caused by the Lessee's failure to perform
                                    his obligations under the Lease or which in
                                    the ordinary course of things would be
                                    likely to result therefrom. If the Lessor
                                    chooses not to repossess the Premises, but
                                    allows the Lessee to remain in full
                                    possession and control of the Premises, then
                                    in accordance with provisions of the
                                    California Civil Code, Section 1951.4, the
                                    Lessor may treat the Lease as being in full
                                    force and effect, and may collect from the
                                    Lessee all rents as they become due through
                                    the termination date of the lease as
                                    specified in the lease. For the purposes of
                                    this paragraph, the following do not
                                    constitute a termination of Lessee's
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                                    right to possession:

                                    a) Acts of maintenance or preservation or efforts to relet the property.

                                    b) The appointment of a receiver on the
                                    initiative of the Lessor to protect his
                                    interest under this Lease. (*)

                                    (*) SEE ADDENDUM ATTACHED

LATE CHARGES                                 20. Lessee hereby acknowledges that
                                    late payment by Lessee to Lessor of rent and
                                    other sums due hereunder will cause Lessor
                                    to incur costs not contemplated by this
                                    lease, the exact amount of which will be
                                    extremely difficult to ascertain. Such costs
                                    include, but are not limited to, processing
                                    and accounting charges, and late charges
                                    which may be imposed on Lessor by the terms
                                    of any mortgage or trust deed covering the
                                    Premises. Accordingly, if any installment of
                                    rent or any other sum due from Lessee shall
                                    not be received by Lessor or Lessor's
                                    designee within ten (10) days after such
                                    amount shall be due, Lessee shall pay to
                                    Lessor a late charge equal to seven and one
                                    half percent (7.5%) of such overdue amount.
                                    The parties hereby agree that such late
                                    charge represents a fair and reasonable
                                    estimate of the costs Lessor will incur by
                                    reason of late payment by Lessee. Acceptance
                                    of such late charge by Lessor shall in no
                                    event constitute a waiver of Lessee's
                                    default with respect to such overdue amount,
                                    nor prevent Lessor from exercising any of
                                    the other rights and remedies granted
                                    hereunder.


SURRENDER OF LEASE                           21. The voluntary or other
                                    surrender of this Lease by Lessee, or a
                                    mutual cancellation thereof, shall not
                                    work a merger, and shall, at the option
                                    of Lessor, terminate all or any existing
                                    subleases or subtenancies, or may, at the
                                    option of Lessor, operate as an assignment
                                    to him of any or all such subleases or
                                    subtenancies.


TAXES                                        22. The Lessee shall be liable for
                                    all taxes levied against personal property
                                    and trade or business fixtures. The Lessee
                                    also agrees to pay, as additional rental,
                                    during the term of this Lease and any
                                    extensions thereof, all real estate taxes
                                    plus the yearly installments of any special
                                    assessments which are of record or which may
                                    become of record during the term of this
                                    lease. If said taxes and assessments are
                                    assessed against the entire building and
                                    building site, and this Lease does not cover
                                    the entire building or building site, the
                                    taxes and assessment installments allocated
                                    to the Premises shall be prorated on a
                                    square footage or other equitable basis, as
                                    calculated by the Lessor. It is understood
                                    and agreed that the Lessee's obligation
                                    under his paragraph will be pro-rated to
                                    reflect the commencement and termination
                                    dates of this Lease. Real estate taxes shall
                                    not include taxes assessed on the net income
                                    of Lessor or any gift, franchise or
                                    inheritance taxes.
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NOTICES                                      23. All notices to be given to
                                    Lessee may be given in writing personally or
                                    by depositing the same in the United States
                                    mail, postage prepaid, and addressed to
                                    Lessee at the said Premises, whether or not
                                    Lessee has departed from, abandoned or
                                    vacated the Premises.


ENTRY BY LESSOR                              24. Lessee shall permit Lessor and
                                    his agents to enter into and upon the
                                    Premises at all reasonable times for the
                                    purpose of inspecting the same or for the
                                    purpose of maintaining the building in which
                                    the Premises are situated, or for the
                                    purpose of making repairs, alterations or
                                    additions to any other portion of said
                                    building, including the erection and
                                    maintenance of such scaffolding, canopies,
                                    fences and props as may be required without
                                    any rebate of rent and without any liability
                                    to Lessee for any loss of occupation or
                                    quiet enjoyment of the Premises thereby
                                    occasioned; and shall permit Lessor and his
                                    agents, at any time within ninety days prior
                                    to the expiration of this Lease, to place
                                    upon the Premises any usual or ordinary "For
                                    Sale" or "To Lease" signs and exhibit the
                                    Premises to prospective tenants at
                                    reasonable hours.
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DESTRUCTION OF PREMISES                      25. In the event of a partial
                                    destruction of the Premises during the said
                                    term from any cause, Lessor shall forthwith
                                    repair the same, provided such repairs can
                                    be made within one hundred twenty (120) days
                                    under the laws and regulations of State,
                                    Federal, County or Municipal authorities,
                                    but such partial destruction shall in no way
                                    annul or void this Lease, except that Lessee
                                    shall be entitled to a proportionate
                                    reduction of rent while such repairs are
                                    being made, such proportionate reduction to
                                    be based upon the extent to which the making
                                    of such repairs shall interfere with the
                                    business carried on by Lessee in the
                                    Premises. If such repairs cannot be made in
                                    one hundred twenty (120) days, Lessor may,
                                    at his option, make same within a reasonable
                                    time, this Lease continuing in full force
                                    and effect and the rent to be
                                    proportionately reduced as aforesaid in this
                                    paragraph provided. In the event that Lessor
                                    does not so elect to make such repairs which
                                    cannot be made in one hundred twenty (120)
                                    days, or such repairs cannot be made under
                                    such laws and regulations, this Lease may be
                                    terminated at the option of either party. In
                                    respect to any partial destruction which
                                    Lessor is obligated to repair or may elect
                                    to repair under the terms of this paragraph,
                                    the provision of Section 1932, Subdivision
                                    2, and of section 1933, Subdivision 4, of
                                    the Civil Code of the State of California
                                    are waived by Lessee. In the event that the
                                    building in which the Premises may be
                                    situated be destroyed to the extent of not
                                    less than fifty percent (50%) of the
                                    replacement cost thereof, Lessor may elect
                                    to terminate this Lease, whether the
                                    Premises be injured or not. A total
                                    destruction of the building in which the
                                    Premises may be situated shall terminate
                                    this Lease. In the event of any dispute
                                    between Lessor and Lessee relative to the
                                    provisions of this paragraph, they shall
                                    each select an arbitrator, the two
                                    arbitrators so selected shall select a third
                                    arbitrator and the three arbitrators so
                                    selected shall hear and determine the
                                    controversy and their decision thereon shall
                                    be final and binding upon both Lessor and
                                    Lessee, who shall bear the cost of such
                                    arbitration equally between them.


ASSIGNMENT AND SUBLETTING                    26. The Lessee shall not assign,
                                    transfer, or hypothecate the leasehold
                                    estate under this Lease, or any interest
                                    therein, and shall not sublet the Premises,
                                    or any part thereof, or any right or
                                    privilege appurtenant thereto, or suffer any
                                    other person or entity to occupy or use the
                                    Premises, or any portion thereof, without,
                                    in each case, the prior written consent of
                                    the Lessor. Lessor agrees not to
                                    unreasonably withhold consent to sublet or
                                    assign. As a condition for granting its
                                    consent to any subletting the Lessor may
                                    require the Lessee to agree to pay to the
                                    Lessor, as additional rental, 50% of all
                                    rents received by the Lessee from its
                                    Sublessee after deductions for brokerage
                                    commissions which are in excess of the
                                    amount payable

                                    by the Lessee to the Lessor hereunder. The
                                    Lessee shall, by thirty (30) days written notice, advise the Lessor of its intent to sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of Lessee's notice, Lessor shall either given approval or disapproval to Lessee to sublease the portion of the Premises described in Lessee's notice. If the Lessor approves a subletting, the Lessee may sublet immediately after receipt of the Lessor's written approval. In the event Lessee is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Lessor, no assignee, transferee or sublessee shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of the Lessor. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Lessee and shall, at the option of Lessor exercised by written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Lessor.
                                    As a condition to its consent, Lessor may require Lessee to pay all expense in connection with the assignment, and Lessor may require Lessee's assignee or transferee
                                    (or other assignees or transferees) to
                                    assume in writing all of the obligations under this Lease. (*)
                                    (*) SEE ADDENDUM ATTACHED


CONDEMNATION                                 27. If any part of the premises
                                    shall be taken for any public or
                                    quasi-public use, under any statute or by
                                    right of eminent domain or private purchase
                                    in lieu thereof, and a part thereof remains
                                    which is susceptible of occupation
                                    hereunder, this Lease shall, as to the part
                                    so taken, terminate as of the date title
                                    shall vest in the condemnor or purchaser,
                                    and the rent payable hereunder shall be
                                    adjusted so that the Lessee shall be
                                    required to pay for the remainder of the
                                    term only such portion of such rent as the
                                    value of the part remaining after such
                                    taking bears to the value of the entire
                                    Premises prior to such taking; but in such
                                    event Lessor shall have the option to
                                    terminate this Lease as of the date when
                                    title to the part so taken vests in the
                                    condemnor or purchaser. If all of the
                                    premises, or such part thereof be taken so
                                    that there does not remain a portion
                                    susceptible for occupation hereunder, this
                                    Lease shall thereupon terminate. If a part
                                    or all of the Premises be taken, all
                                    compensation awarded upon such taking shall

                                    go to the Lessor and the Lessee shall have no claim thereto, except that Lessee shall have the right to receive that portion of the condemnation proceeds based upon the value of all personal property that Lessee shall have the right to remove from the Premises.


EFFECT OF CONVEYANCE                         28. The term "Lessor" as used in
                                    this Lease, means only the owner for the
                                    time being of the land and building
                                    containing the Premises, so that, in the
                                    event of any sale of said land or building,
                                    or in the event of a lease of said building,
                                    the Lessor shall be and hereby is entirely
                                    freed and relieved of all covenants and
                                    obligations of the Lessor hereunder,
                                    provided that Lessor transfers the security
                                    deposit to the transferee and the transferee
                                    assumes in writing Lessor's obligations
                                    hereunder, and it shall be deemed and
                                    construed, without further agreement between
                                    the parties and the purchaser at any such
                                    sale, or the Lessee of the building, that
                                    the purchaser or lessee of the building has
                                    assumed and agreed to carry out any and all
                                    covenants and obligations of the Lessor
                                    hereunder. If any security be given by the
                                    Lessee to secure the faithful performance of
                                    all or any of the covenants of this Lease on
                                    the part of the Lessee, the Lessor may
                                    transfer and deliver the security, as such,
                                    to the purchaser at any such sale or the
                                    lessee of the building, and thereupon the
                                    Lessor shall be discharged from any further
                                    liability In reference thereto.



SUBORDINATION                                29. Lessee agrees that this Lease
                                    may, at the option of Lessor, be subject and
                                    subordinate to any mortgage, deed of trust
                                    or other instrument of security which has
                                    been or shall be placed on the land and
                                    building or land or building of which the
                                    Premises form a part, and thus subordination
                                    is hereby made effective without any further
                                    act of Lessee. The Lessee shall, at any time
                                    hereinafter, on demand, execute any
                                    instruments, releases, or other documents
                                    that may be required by any mortgagee,
                                    mortgagor, or trustor or beneficiary under
                                    any deed of trust for the purpose of
                                    subjecting and subordinating this Lease to
                                    the lien of any such mortgage, deed of trust
                                    or other instrument of security, and the
                                    failure of the Lessee to execute any such
                                    instruments, releases or documents, shall
                                    constitute a default hereunder. Lessee shall
                                    not be required to execute any documents
                                    subordinating this Lease unless the holder
                                    of any such Lien executes a Non-Disturbance
                                    Agreement in favor of Lessee.


WAIVER                                       30. The waiver by Lessor of any
                                    breach of any term, covenant or condition,
                                    herein contained shall not be deemed to be a
                                    waiver of such term, covenant or condition
                                    or any subsequent breach of the same or any
                                    other term, covenant or condition therein
                                    contained. The subsequent acceptance of rent
                                    hereunder by Lessor shall not be deemed to
                                    be a waiver of any preceding breach by
                                    Lessee of any term, covenant or condition of
                                    this Lease, other than the failure of Lessee
                                    to pay the particular rental so accepted,
                                    regardless of Lessor's knowledge of such
                                    preceding breach at the time or acceptance
                                    of such rent.


HOLDING OVER                                 31. Any holding over after the
                                    expiration of the said term, with the
                                    consent of Lessor, shall be construed to be
                                    a tenancy from month to month, at a rental
                                    to be negotiated by Lessor and Lessee prior
                                    to the expiration of said term, and shall
                                    otherwise be on the terms and conditions
                                    herein specified, so far as applicable.


SUCCESSORS AND ASSIGNS                       32. The covenants and conditions
                                    herein contained shall, subject to the
                                    provisions as to assignment, apply to and
                                    bind the heirs, successors, executors,
                                    administrators and assigns of all of the
                                    parties hereto; and all of the parties
                                    hereto shall be jointly and severally liable
                                    hereunder.

TIME                                         33. Time is of the essence of this
                                    lease.



MARGINAL CAPTIONS                            34. The marginal headings or titles
                                    to the paragraphs of this Lease are not a
                                    part of this Lease and shall have no effect
                                    upon the construction or interpretation of
                                    any part thereof. This instrument contains
                                    all of the agreements and conditions made
                                    between the parties hereto and may not be
                                    modified orally or in any other manner than
                                    by an agreement in writing signed by all of
                                    the parties hereto or their respective
                                    successors in interest.

                                    PARAGRAPHS #35 AND #36 AND ADDENDUM ATTACHED
                                    HERETO ARE HEREBY MADE A PART OF THIS LEASE.

                                    THIS LEASE HAS BEEN PREPARED FOR SUBMISSION
                                    TO YOUR ATTORNEY WHO WILL REVIEW THE
                                    DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER
                                    YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED.
                                    RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE
                                    LEGAL AND TAX ADVICE. NO REPRESENTATION OR
                                    RECOMMENDATION IS MADE BY RENAULT & HANDLEY
                                    OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL
                                    SUFFICIENCY, LEGAL EFFECT OR TAX
                                    CONSEQUENCES OF THIS DOCUMENT OR
                                    ANY TRANSACTION RELATING THERETO. THESE ARE
                                    QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU
                                    SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

         IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.

LESSOR                                    LESSEE

ZAPPETTINI INVESTMENT CO.                 IRIDEX CORPORATION
  /s/ George O. McKee                         /s/ Theodore A. Boutacoff
-------------------------                 --------------------------------

-------------------------                 --------------------------------

-------------------------                 --------------------------------

                              ADDITIONAL PARAGRAPHS

These additional paragraphs are hereby made apart of that certain Lease dated December 6, 1996 by and between Zappettini Investment Co., Lessor, and Iridex Corporation, Lessee, covering premises at 1212 Terra Bella, Mountain View, California.

         35. Options to Renew. Lessor grants to Lessee two successive two year options to renew this Lease. The first two year option shall commence, if at all, on the termination date of this Lease and will terminate on February 29, 2004. The second option period shall commence, if at all, on March 1, 2004 providing that the first option has been exercised and shall terminate on February 28, 2006. In no event can the 2nd option to renew be exercised unless the 1st option to renew has been exercised. The option terms shall be governed by all the terms and conditions as are contained in the Lease excepting that there shall be no additional options and also excepting the basic monthly rental. The basic monthly rent for each of the option terms shall be negotiated by Lessor and Lessee at the time each option is exercised and shall be based on 98 percent of the then market rent for the Premises based on similar space within a 1 mile radius of the subject property. In no event however, shall the monthly rental for the first option term be less than $46,457.50 nor shall the rental amount for the 2nd option term be less than that amount being paid for the 1st option term. In order to exercise each option, the Lessee must give the Lessor written notice a minimum of 90 days and a maximum of 120 days prior to the termination of the immediately preceding term. At the option of the Lessor, any of the above options to renew may be declared null and void if the Lessee is in default under any of the terms or conditions of the Lease when said option is exercised.

         36. Lessor will indemnify, defend and hold Lessee harmless from and against all costs of response, corrective action, remedial action, claims, demands, losses and liabilities arising from any pre-existing environmental contamination which may have occurred prior to the Lessee taking possession of the Premises.

Lessee will only be responsible for contamination of the Premises or the soils or ground water thereon or thereunder in violation of Hazardous Materials Laws, that Is caused by Lessee or Lessee's agents, contractors or invitees during the term as may be extended. All hazardous materials and toxic wastes that Lessee brings on the Premises shall be stored according to Hazardous Materials Law.

All hazardous materials and toxic wastes that Lessee brings on the site shall be stored according to all local, state and national government regulations. Hazardous Materials shall be defined as those substances that are recognized as posing a risk of injury to health or safety by the Santa Clara Fire Department, the Santa Clara County Health Department, the Regional Water Quality Control Board, the State of California or the Federal Government.

For purposes of this Lease, "Hazardous Materials Law" shall mean all local, state and federal laws, statutes, ordinances, rules, regulations, judgements, injunctions, stipulations, decrees, orders, permits, approvals, treaties or protocols now or hereafter enacted, issued or promulgated by any governmental authority which relate to any Hazardous Material or the use, handling, transportation, production, disposal, discharge, release, emission, sale or storage of, or the exposure of any person to, a Hazardous Material.

Lessor hereby releases Lessee from and waives all claims, costs, losses, damages and liabilities ("Claims") against Lessee, arising out of or in connection with any Hazardous Material present at any time on, in, under or about the Premises except to the extent that any such Claims results from the release, disposal, emission or discharge of Hazardous Materials on or about the Premises by Lessee by its agent, contractors or employees. In this regard, Lessor hereby waives the benefits of California Civil Code Section 1542 which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially have affected his settlement with debtor."

                                    ADDENDUM

ADDED TO THE END OF PARAGRAPH 6: *Notwithstanding anything to the contrary in this Lease, (i) if possession of the Premises has not been delivered to Lessee for any reason whatsoever on or before March 1, 1997, Lessee shall not be obligated to pay rent for that period of time after the Rent Commencement Date equal to the number of days that possession of the Premises is delayed beyond March 1, 1997, and (ii) if possession of the Premises is not delivered to Lessee for any reason whatsoever on or before April 30, 1997 then Lessee may terminate this Lease by written notice to Lessor, whereupon any monies previously paid to Lessor by Lessee shall be reimbursed to Lessee and neither party shall have any further obligation to each other.

ADDITION TO PARAGRAPH 7:

*If Lessee notifies Lessor within such 45 day period that there are structural defects in the Premises, Lessor shall, at its cost, repair such structural defects.

ADDITIONS TO PARAGRAPH 9:

*Upon request, Lessor shall advise Lessee in writing whether it reserves the right to require Lessee to remove any such alterations, additions or improvements from the Premises upon expiration or sooner termination of this Lease. If Lessor elects not to reserve such right, then Lessee shall not be required to remove the initial tenant improvements which Lessee intends to construct in the Premises.

** ;provided however, that Lessee shall have the right to remove at any time any special purpose improvements installed in the Premises by Lessee at Lessee's cost including, without limitation, supplementary heating, ventilation and air conditioning systems and chillers for laboratory bench heat exchange. Lessee shall, upon removal of such special purpose improvements, return the Promises to its condition prior to their installation including all patching, cleaning and repainting if necessary.

ADDITION TO PARAGRAPH 10:

***In the event of fire or other casualty, paragraph 25, rather than this paragraph 10, shall govern the obligations of the parties with respect to the repair, maintenance and replacement of the Premises. Notwithstanding anything to the contrary in this Lease, Lessor, at its cost and expense, shall make any repair, maintenance or improvement (i) required as a result of a construction defect in the Premises as of the Commencement Date, and (ii) for which Lessor has a right of reimbursement from others (including, without limitation, insurers). Lessee shall have the benefit of any construction and/or equipment warranties existing in favor of Lessor that would assist Lessee in discharging Its obligations under this Lease.

         1. If Lessee is required to replace an HVAC unit, plumbing line, main electrical panel or generator, it may instead elect to require Lessor to perform such Capital Repair.

         2. The cost of any of the above replacements performed by Landlord, which is reimbursable by Lessee, shall be amortized over the useful life of the Capital Repair determined in accordance with generally accepted accounting principles with interest on the unamortized balance at the then prevailing market rate Lessor would pay if it borrowed funds to replace these units from an institutional lender. Lessor shall inform Lessee of the monthly amortization payment required to so amortize such costs, and shall also provide Lessee with the information upon which such determination is made. Tenant shall pay such amortized payment for each month during the term of the Lease after such improvement is completed until the first to occur of (i) the resetting of rent or the end of the term over which such costs were amortized. Such amortized amount shall be due at the same time that rent is due.

         3. The cost of any Capital Repair performed by Lessor shall be shared by Lessee and Lessor as follows. Upon completion of the Capital Repair, Lessor shall notify Lessee of the total cost incurred by Lessor to complete the work and shall deliver to Lessee documentary support for such costs and lien waivers (or lien release bonds) for such work. Lessee shall be responsible for that portion of the cost incurred by Lessor for the Capital Repair times a fraction, the numerator of which shall be equal to the lesser of the months in the Lease term (a) until the resetting of monthly rent for the Premises based upon the fair market value of the Premises as so repaired or improved, or (b) the useful life of the capital repairs and the denominator shall be the months on the useful life of the capital repair.

         4. For the purposes of this paragraph, a Capital Repair shall not include the resealing of the parking lot.

ADDITION TO PARAGRAPH 16:

*which consent shall not be unreasonably withheld or delayed. Lessee shall have the right to place signs displaying the name and logo of Lessee in the present sign locations and on the entry doorways.

ADDITION TO PARAGRAPH 19:

*Notwithstanding anything to the contrary in this Lease, (i) Lessee shall not be deemed to be in default or breach of this Lease on account of Lessee's failure to pay money to Lessor unless Lessee's failure to pay continues for ten (10) days after the first day of each month, and (ii) Lessee shall not be in default or breach of this Lease for failing to perform any covenant of this Lease (other than a covenant to pay money to Lessor) unless Lessee's failure to perform such covenant continues for a period of thirty (30) days after Lessee's receipt of written notice of such failure, or such longer time as may be reasonably required to cure the default so long as Lessee commences to cure such failure within thirty (30) day period and diligently prosecutes such cure to completion.

ADDITION TO PARAGRAPH 24:

Lessor shall provide to Lessee twenty-four (24) hours' notice prior to its entry onto the Premises (except in the event of an emergency) and such entry shall be subject to Lessee's right to accompany Lessor at all times and Lessee's reasonable security precautions. Lessor shall ensure that reasonable access to the Premises is available to Lessee at all times and shall use reasonable efforts to mitigate any interference with Lessee's business caused by Lessor's entry and work.

ADDITION TO PARAGRAPH 25:

         Landlord shall have the additional right to terminate the Lease in the event of a casualty which is not required hereunder to be covered by insurance or where insurance proceeds are not available to pay at least eighty percent (80%) of the replacement cost of the Building. Tenant shall have the additional right to terminate the Lease if restoration or repair of the Building would take longer than one hundred twenty (120) days.

ADDITION TO PARAGRAPH 26:

*arising after the effective date of the transfer in question. Notwithstanding anything to the contrary in this Lease, Lessee may, without Lessor's prior written consent and without being subject to the terms of this paragraph 26 including, without limitation, Lessor's right to recapture the Premises and participate in assignment and subletting proceeds, sublease the Premises or assign the Lease to: (i) a corporation controlling, controlled by or under common control with Lessee; (ii) a successor corporation related to Tenant by merger, consolidation or nonbankruptcy reorganization; or (iii) a purchaser of substantially all of the assets of Lessee.

ADDITION TO PARAGRAPH 14:

If Lessee is required to make any capital repairs to this paragraph 14 then the provisions of paragraph 10 with regard to capital repairs shall apply. The paragraph 14 shall not apply to any requirement regarding any Hazardous Material.

                        [LETTERHEAD OF RENAULT & HANDLEY]

                                January 15, 1997

Iridex Corporation
340 Pioneer Way
Mountain View, CA 94041

ATTN: Theodore A. Boutacoff

         RE: That certain Lease dated December 6, 1996 by and between Zappettini Investment Co and Iridex Corporation for 1212 Terra Bella Avenue, Mountain View, California

Dear Mr. Boutacoff:

         With reference to the above Lease, Lessor agrees that he will

         (A)      Repaint the exterior of the building

         (B)      Resurface and restripe the parking lot

         (C)      Replace the existing roof

         (D)      Trim trees on Shoreline side of property

         (E) Lessor will advance to Lessee the sum of $16,000.00 for the purpose of replacing T-Bar and tile in the clean room area.

         (F) Lessor shall not be responsible for any fixer expenditures other than those listed above, including those that may be triggered by the City of Mountain View or any governing body as a result of Lessors fulfilling the obligations listed above. Should the Lessee be required by the City of Mountain View to spend in excess of $25,000.00 in retrofitting the drop ceiling for earthquake protection, Lessee may, at its option, cancel the above Lease without further obligation to Lessor. Lessee shall have until 5:00 p.m. January 31, 1997 to exercise this option to cancel if these costs exceed $25,000.00. If the Lessee does not inform Lessor by that time and date, then the Lease shall continue in full force and effect.

         Notwithstanding anything to the contrary contained in the above Lease the commencement date will be 30 days after the building is vacated by Abbott and made available to Index Corporation.

Iridex Corporation
January 15, 1997
Page 2


         In order for the enclosed Lease to be valid, it must be executed by both parties before 12 noon, January 20, 1997.

Yours sincerely,



  /s/ George O. McKee
-----------------------------
George O. McKee
Gen. Mgr. Partner
Zappettini Investment Co.



Read and Agreed:

IRIDEX CORPORATION

By:     /s/ Theodore A. Boutacoff
      -----------------------------
      Theodore A.  Boutacoff

Date:    1/20/97
      -----------------------------



GOM:bg

Enclosures

                       [LETTERHEAD OF IRIDEX CORPORATION]

                                   May 7, 1997

Mr. George McKee
Zappettini Investment Co.
2500 El Camino Real
Palo Alto, CA 94306

         Re: 1212 Terra Bella, Mountain View; waiver of part of paragraph 26 of the Lease

Dear George:

         Per our phone conversation on Wednesday, April 30, you agreed to waive the second sentence of paragraph 26 of the Lease (between Zappettini Investment Co. and Iridex Corporation, dated the 6th day of December, 1996) and not require Iridex Corporation to make any payments to Zappettini Investment Co. on account of rents collected from a subtenant. The second sentence of Paragraph 26 states:

         "As a condition for granting its consent to any subletting, the Lessor may require the Lessee to agree to pay to Lessor, as additional rental, 50% of all rents received by the Lessee from its Sublessee after deductions for brokerage commissions which are in excess of the amount payable by the Lessee to the Lessor hereunder."

         Please document your waiver of this sentence from the aforementioned Lease by signing below* and returning a signed original of this letter to our offices at 340 Pioneer Way, Mountain View CA 94041.

         Thank you for your attention to this matter.

Yours sincerely,


      /s/ Robert Kamenski
--------------------------------------------
Robert Kamenski
Vice President of Finance and Administration

*Agreement to Waiver:


      /s/ George O. McKee
--------------------------------------------
George McKee
General Partner
Zappettini Investment Co.

November 26, 2001

                               EXERCISE OF OPTION

         Re: Paragraph 35 (Additional Paragraphs) of that certain Lease dated December 6th 1996 by and between Zappettini Investment Co., Lessor, Iridex Corporation, Lessee, for an approximately 37,166 square foot industrial building commonly referred to as 1212 Terra Bella Avenue, Mountain View, California.

         Lessee hereby exercises its option to renew the above described Lease for an additional two (2) year term commencing March 1st 2002 and terminating on February 29th 2004. All the terms and conditions of the original Lease shall be in full force and effect excepting the rental amount which shall be as follows:

March 1, 2002 through February 28, 2003.................     Fifty Five Thousand Seven Hundred Forty Nine and
                                                             No/100ths Dollars ($55,749.00).

March 1, 2003 through February 29th 2004................     Fifty Seven Thousand Six Hundred Seven and 30/100ths
                                                             Dollars ($57,607.30).

LESSOR:                                        LESSEE:

ZAPPETTINI INVESTMENT CO.                      IRIDEX CORPORATION


      /s/  George O. McKee                        /s/  Robert Kamenski
------------------------------                 ----------------------------

      /s/  Allen M. Karing
------------------------------

Date:   November 26, 2001                      Date:    November 26, 2001
        -------------------                          --------------------